UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2015

First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

First Citizens Banc Corp held its annual meeting of shareholders on April 21, 2015, for the purpose of considering and voting on the following proposals. Summaries of the voting results are included following the description of each matter.

1.)	To elect eight (8) directors to serve one-year terms expiring in 2016.

Director Candidate	For	Abstain	Broker Non-Vote
Thomas A. Depler	4,054,470.79	454,391.41	1,877,470.00
Allen R. Maurice	4,061,925.75	446,936.46	1,877,470.00
James O. Miller	4,341,900.92	166,961.29	1,877,470.00
Dennis E. Murray	4,364,082.23	144,779.97	1,877,470.00
Allen R. Nickles	4,026,646.32	482,215.89	1,877,470.00
J. William Springer	4,000,714.83	508,147.37	1,877,470.00
David A. Voight	3,891,646.33	617,215.88	1,877,470.00
Daniel J. White	4,030,857.33	478,004.88	1,877,470.00

Each of the nominees was elected.

2.)	To approve the proposed fees for non-employee Directors for 2015.

For	Against	Abstain	Broker Non-Vote
4,150,681.26	241,994.23	116,188.72	1,877,468.00

The proposal passed.

3.)	To approve a non-binding advisory resolution to approve the compensation of the Corporation’s named executives as disclosed in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Vote
4,048,726.05	279,141.08	180,993.08	1,877,472.00

The proposal passed.

4.)	To approve an amendment to the Corporation’s Articles of Incorporation to eliminate preemptive rights.

			Broker
For	Against	Abstain	Non-Vote
3,602,611.29	511,854.04	437,334.87	1,834,532.00

Although the majority of the votes cast were cast in favor of this proposal, the total of votes cast for this proposal did not constitute a majority of total shares. Therefore, the proposal did not pass.

5.)	To approve an amendment to the Corporation’s Articles of Incorporation to eliminate cumulative voting in the election of directors.

			Broker
For	Against	Abstain	Non-Vote
3,376,389.91	703,122.42	429,349.88	1,877,470.00

Although the majority of the votes cast were cast in favor of this proposal, the total of votes cast for this proposal did not constitute a majority of total shares. Therefore, the proposal did not pass.

6.)	To approve amendments to the Corporation’s Articles of Incorporation to make certain clarifying and technical changes.

			Broker
For	Against	Abstain	Non-Vote
3,510,166.40	867,518.17	131,172.64	1,877,475.00

Although the majority of the votes cast were cast in favor of this proposal, the total of votes cast for this proposal did not constitute a majority of total shares. Therefore, the proposal did not pass.

7.)	To approve a new Amended and Restated Code of Regulations of the Corporation which includes amendments to the existing Amended and Restated Code of Regulations to (a) eliminate the requirement for shareholder approval of Director compensation and (b) provide that the Corporation’s obligation to indemnify employees shall be permissive, but not mandatory, except in cases where indemnification is required under Chapter 1701 of the Ohio Revised Code.

			Broker
For	Against	Abstain	Non-Vote
3,412,538.29	955,232.44	141,087.47	1,877,474.00

Although the majority of the votes cast were cast in favor of this proposal, the total of votes cast for this proposal did not constitute a majority of total shares. Therefore, the proposal did not pass.

8.)	To ratify the appointment of S.R. Snodgrass, P.C. as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2015.

			Broker
For	Against	Abstain	Non-Vote
5,934,693.82	47,336.51	404,301.88	—

The proposal passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: April 22, 2015	/s/ Todd A. Michel
Todd A. Michel
Senior Vice President & Controller